                                  EXHIBIT 99.1

                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER

           PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the filing with Securities and Exchange Commission of the Annual Report of Hemagen Diagnostics, Inc. on Form 10-KSB for the period of September 30, 2002, the annual report, I, William P. Hales, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

     /s/ William P. Hales
     --------------------
     William P. Hales
     President and Chief Executive Officer

     December 23, 2002